                                                                   Exhibit 10.23
                                                                   -------------

                  CONVERTIBLE SECURED NOTE PURCHASE AGREEMENT
                  -------------------------------------------

     This Agreement dated as of August 29, 1997 is entered into by and among Switchboard Incorporated, a Delaware corporation (the "Company"), and Banyan Systems Incorporated, a Massachusetts corporation (the "Purchaser").

     In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Authorization and Sale of Note.
          ------------------------------

          1.1  Authorization.  The Company has duly authorized the sale and
               -------------
issuance, pursuant to the terms of this Agreement, of a Convertible Secured Note in the maximum aggregate principal amount of $3,000,000.00, substantially in the form attached hereto as Exhibit A (the "Note"). The Note shall be convertible,
                        ---------
pursuant to the terms thereof, into shares of the Company's Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred"), having the rights, restrictions, privileges and preferences set forth in the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), and the Certificate of Amendment attached hereto as Exhibit B (the "Certificate
                                                    ---------
of Amendment"). The Company has authorized and reserved, and will at all times the Note is outstanding keep authorized and reserved, a sufficient number of shares of its Series C Preferred to satisfy the conversion rights of the holder of the Note and of its common stock to satisfy the conversion rights of holders of shares of Series C Preferred set forth in Sections 4 and 5 of the Certificate of Incorporation. As soon as practicable following the Closing (as defined below), the Company will file the Certificate of Amendment with the Secretary of State of the State of Delaware. The shares of Series C Preferred into which the
Note is convertible are referred to as the "Shares."

          1.2  Initial Sale of Note.  Subject to the terms and conditions of
               --------------------
this Agreement, at the Initial Closing (as defined below) the Company will sell and issue to the Purchaser, and the Purchaser will purchase, the Note. The initial principal amount of the Note shall be evidenced by a notation on
Schedule I of the Note. The parties agree and acknowledge that any increases or decreases in the principal amount of the Note outstanding at any time made in accordance with Section 1.3 shall be evidenced by a further notation on Schedule I of the Note (such notation to be made by the Purchaser, who will provide a copy of the revised Schedule I to the Company). Any notations made to Schedule I by the Purchaser shall be binding and final absent manifest error and unless disputed by the Company within seven (7) business days of receipt by the Company of such notice from the Purchaser. The parties further agree and acknowledge that the form of the Note (specifically the stated maximum aggregate principal amount of $3,000,000 and the use of Schedule I) is merely intended to facilitate subsequent increases or decreases, if any, in principal amount in accordance with Section 1.3 and that the Purchaser shall not, under any circumstances, be obligated to purchase any additional principal amount beyond the initial principal amount annotated on Schedule I of the Note.

          1.3  Subsequent Increases and Decreases in Principal Amount.
               ------------------------------------------------------

               (a)  Investment at the Request of the Company. The Company and
                    ----------------------------------------
the Purchaser further agree that if within 32 months of the date of this Agreement, in the discretion of the Board of Directors of the Company, the Company shall desire additional financing, the Company shall deliver to the Purchaser a written notice requesting that the principal amount of the Note be increased by the amount stated in the notice in exchange for a payment from the Purchaser to the Company of such amount. The Purchaser shall have the right (but not the obligation), for a period of 15 days following delivery of such notice, to so increase the principal amount of the Note. As a condition precedent to, and simultaneously with, the increase in the principal amount of the Note, (x) at the request of the Purchaser, the Company shall deliver to the Purchaser (A) the most recent available Balance Sheet (as defined in Section 3.9 below), (B) Exhibit C hereto, updated through the date of the closing of such increase, and
---------
(C) a certificate, dated as of the date of the closing of such increase, certifying that the representations and warranties of the Company contained in
Section 3 of this Agreement are true and correct in all material respects as of such date, (y) at the request of the Company, the Purchaser shall deliver to the Company a certificate, dated as of the date of the increase in the principal amount of the Note, certifying that the representations and warranties contained in Section 4 of this Agreement with respect to the Purchaser are true and correct as of such date and (z) Schedule I to the Note shall be updated to reflect such increase.

               (b)  Investment at the Request of the Purchaser. The Company
                    ------------------------------------------
hereby grants to the Purchaser an option to increase in the principal amount of the Note up to the maximum aggregate principal amount as set forth in Section
1.1 (the "Option") by delivery of a written notice to the Company (the "Exercise Notice"). The Purchaser shall have the right to exercise the Option (which shall be deemed to occur upon delivery of the Exercise Notice for purposes of this sentence) at any time and from time to time prior to the expiration of the 32-month period beginning on the date of this Agreement.

               (c)  Redemption at the Request of the Company. The Note may, at
                    ----------------------------------------
the option of the Company, be called for redemption, in whole or in part at any time, at 100% of the principal amount so redeemed, plus accrued and unpaid interest on such redeemed principal amount to the date fixed for redemption. The Company shall give at least thirty (30) days prior written notice of redemption to the Purchaser at its address below, and the notice of redemption shall specify the date and place designated for redemption. On or after the redemption date fixed in the notice of redemption, no further interest shall accrue on the principal amount so redeemed, and the Note (to the extent so redeemed) shall cease to be convertible as set forth in Section 2 of the Note, provided that the Note shall remain convertible as set forth in Section 2 of the Note from the date of notice of redemption until the redemption date fixed in such notice. Payment of the redemption price shall be made to the Purchaser of this Note upon presentation and surrender of this Note accompanied by a duly executed instrument of transfer in blank, at the principal executive office of the Company. In the event of a partial redemption, this Note shall be presented to the Company for endorsement of the amount of payment and date paid as a condition precedent to such payment.

     2.   The Closing.  The initial closing (the "Initial Closing") of the
          -----------
initial sale and purchase of the Note under this Agreement shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, MA 02109 simultaneously with the execution and delivery of this Agreement, or at such other time, date and place as are mutually agreeable to the Company and the Purchaser. At the Initial Closing, the Company shall deliver to the Purchaser the Note pursuant to Section 1.2 above. Subsequent closings (each a "Subsequent Closing"), if any, of the sale and purchase of the Note under
Section 1.3 may take place from time to time at such time and place agreed to by the parties no later than June 29, 2000. The Initial Closing and the Subsequent Closings, if any, shall hereinafter be referred to individually as a "Closing" and collectively as the "Closings." The date of each Closing is hereinafter referred to as a "Closing Date." If at any Closing any of the conditions specified in Section 5 shall not have been fulfilled, the Purchaser shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment. If at any Closing any of the conditions specified in Section 6 shall not have been fulfilled, the Company shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other rights it may have by reason of such failure or such non-fulfillment.

     3.   Representations of the Company.  In order to induce the Purchaser to
          ------------------------------
enter into this Agreement and subject to and except as disclosed by the Company in Exhibit C hereto, the Company hereby represents and warrants to the Purchaser
   ---------
as follows:

          3.1  Organization and Standing.  The Company is a corporation duly
               -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and the agreements set forth in Section 5.1 below (collectively with the Note, the "Ancillary Agreements") and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts and in every other jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company. The Company has furnished to counsel to the Purchaser true and complete copies of its Certificate of Incorporation and By-Laws, each as amended to date and presently in effect. The Company is not in violation of any term of its Certificate of Incorporation or By-laws, or in violation of any term of any agreement, instrument, judgement, decree, order, statute, rule or government regulation applicable to the Company or to which the Company is a party, other than any violation that would not have a material adverse effect on the Company.

          3.2  Capitalization.  The authorized capital stock of the Company
               --------------
(assuming the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware on the date hereof) consists of 25,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), of which 7,000,000 shares are issued and outstanding, and 4,500,000 shares of Preferred Stock, $.01 par value per share, 750,000 shares of which have been designated as Series A Preferred Stock, $.01 par value per share (the "Series A Preferred"), 750,000 of which shares are issued and outstanding, 1,500,000 shares of which have been designated as Series B Preferred Stock, $.01 par value per share (the "Series B Preferred"), none of which shares are issued or outstanding, and 2,250,000 shares of Series C Preferred, none of which are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the Series A Preferred Stock Purchase Agreement among the Company, America Online, Inc., and Digital City, Inc. dated as of November 5, 1996 and the agreement and warrants referenced therein (collectively, the "Series A Agreements") or rights to which the Purchaser is entitled as set forth in this Agreement and the Ancillary Agreements, and except for issuances pursuant to the Company's 1996 Stock Incentive Plan (as it may be amended from time to time), (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no agreement or obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, and (iii) the Company has no agreement or obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable Federal and state securities laws. There are no preemptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of the Company's capital stock, other than as set forth in the Series A Agreement and rights to which the Purchaser is entitled as set forth in this Agreement and the Ancillary Agreements. Except as set forth in the Series A Agreements and other than the rights granted to the Purchasers herein or in the Ancillary Agreements, there are no rights to have the Company's capital stock registered for sale to the public in connection with the laws of any jurisdiction or under the Securities Act of 1933, as amended (the "Securities Act"), no agreements relating to the voting of the Company's voting securities to which the Company is a party or, to its knowledge, any other such agreements, and no restrictions on the transfer of the Company's capital stock under any agreement to which the Company is a party or, to its knowledge, any other such agreement.

          3.3  Subsidiaries, Etc.  The Company has no subsidiaries and does not
               -----------------
own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture or other non-corporate business enterprise.

          3.4  Stockholder List.  Exhibit B summarizes the capital structure of
               ----------------   ---------
the Company as of the Closing Date.

          3.5  Issuance of Note.  The issuance, sale and delivery of the Note in
               ----------------
accordance with this Agreement, and the issuance and delivery of the Shares upon conversion of the Note and the shares of Common Stock issuable upon conversion of the Shares, have been duly authorized by all necessary corporate action on the part of the Company, and all such shares have been duly reserved for issuance. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of the Note, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and non-assessable.

          3.6  Authority for Agreement.  The execution, delivery and performance
               -----------------------
by the Company of this Agreement and the Ancillary Agreements, the issuance and delivery of the Note, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. This Agreement and the Ancillary Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. The execution of and performance of the transactions contemplated by this Agreement and the Ancillary Agreements and compliance with their provisions by the Company will not violate, conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or accelerate any obligation under, or give rise to any right of termination of, its Certificate of Incorporation or By-Laws (each as amended to date) or any indenture, lease, agreement, obligation or other instrument to which the Company is a party or by which it or any of its properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company except insofar as such violation, conflict or breach would not have a material adverse effect on the Company.

          3.7  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement, the offer, issuance, sale and delivery of the Note, or the other transactions to be consummated at the Closing, as contemplated by this Agreement or the Ancillary Agreements, except such as shall have been made or obtained prior to and shall be effective on and as of the Closing, and except where the failure to make or obtain such would not have a material adverse effect on the Company's operations or financial condition. Based on the representations made by the Purchaser in
Section 4 of this Agreement, the offer and sale of the Note and the Shares to the Purchaser will be in compliance with applicable Federal and state securities laws.

          3.8  Litigation.  There is no action, suit or proceeding, or
               ----------
governmental inquiry or investigation, pending, or, to the Company's knowledge, any basis therefor or threat thereof, against the Company or affecting any of its properties or assets or, to the Company's knowledge, against any officer or director of the Company, which questions the validity or enforceability of this Agreement or the agreements and transactions contemplated hereby or the right of the Company to enter into this Agreement or the Ancillary Agreements, or which would have a material adverse effect on the Company's operations or financial condition, and, to the knowledge of the Company, no event has occurred and no condition exists on the basis of which any such litigation, proceeding or investigation might properly be instituted or commenced.

          3.9  Financial Statements.  The Company has furnished to the Purchaser
               --------------------
a complete and correct copy of the unaudited balance sheet of the Company (the "Balance Sheet") as at June 30, 1997 (the "Balance Sheet Date") and the related pro forma statements of operations and cash flow for the six (6) months then ended, compiled by the Company (collectively, the "Financial Statements"). The Financial Statements are complete and correct, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that the Financial Statements have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

          3.10  Absence of Liabilities.  Except as disclosed in Exhibit C, the
                ----------------------                          ---------
Company did not have, at the Balance Sheet Date, any liabilities of any type which in the aggregate exceeded $25,000, whether absolute or contingent, which were not fully reflected on the Balance Sheet, and, since the Balance Sheet Date, the Company has not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business.

          3.11  Taxes.  The amount shown on the Balance Sheet as provision for
                -----
taxes is sufficient in all material respects for payment of all accrued and unpaid Federal, state, county, local and foreign taxes (including penalties and interest) for the period then ended and all prior periods. The Company has filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are true and correct and all taxes required to be paid by the Company have been timely paid except those taxes which will not have a material adverse effect on the business or financial condition of the Company. No income tax returns of the Company have been audited by any taxing authority, and no controversy with respect to taxes of any type is pending or, to the best of the Company's knowledge, threatened. Neither the Company nor, to its knowledge, any of its stockholders has ever filed (a) an election pursuant to
Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations. The Company has never received notice of any audit or of any proposed deficiencies from any taxing authority. There are in effect no waivers of applicable statutes of limitations with respect to any taxes owed by the Company for any year. No taxing authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith. The Company's net operating losses for federal income tax purposes, as set forth in the Financial Statements, are not subject to any limitations imposed by Section 382 of the Code, and consummation of the transactions contemplated by this Agreement or by any other agreement, understanding or commitment, contingent or otherwise, to which the Company is a party or by which it is otherwise bound will not have the effect of limiting the Company's ability to use such net operating losses in full to offset such taxable income.

          3.12  Property and Assets.  The Company has good title to all of its
                -------------------
properties and assets, including all properties and assets reflected in the Balance Sheet, except those disposed of since the date thereof in the ordinary course of business or that will not have a material adverse effect on the Company, and none of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance that will have a material adverse effect on the Company, other than those the material terms of which are described in the Balance Sheet or in Exhibit C.
                                               ---------

          3.13  Intellectual Property.  Except as set forth on Exhibit C:
                ---------------------                          ---------

                (a) The Company has exclusive ownership in all right, title and interest to ("Owned Rights"), with the right to use, sell, license, dispose of, and bring actions for infringement of, or has a valid license to use all Intellectual Property Rights (as hereinafter defined) used in the conduct of its business as presently conducted and as proposed to be conducted (the "Company Rights"), which Owned Rights are exclusive to the Company and which Company Rights are sufficient in all material respects for the conduct of its business as presently conducted.

                (b) The business of the Company as presently conducted and the manufacture, marketing, licensing, use and servicing of any products of the Company, do not violate any agreements which the Company has with any third party, infringe any copyright or trade secrets of any third parties, or to the best knowledge of the Company, infringe any patent, trademark, or any other Intellectual Property Rights (other than copyrights and trade secrets) of any third parties.

                (c) No claim is pending or, to the best knowledge of the Company, threatened against the Company nor has the Company received any notice or other claim from any person asserting that any of the Company's present or contemplated activities infringe or may infringe any Intellectual Property Rights of such person, and the Company is not aware of any infringement by any other person of any rights of the Company under any Intellectual Property Rights.

                (d) The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would materially conflict or interfere with (i) the performance of such employee's duties as an officer, employee or director of the Company, (ii) the use of such employee's best efforts to promote the interests of the Company or (iii) the Company's business as conducted or proposed to be conducted.

                (e) As used herein, the term "Intellectual Property Rights" shall mean all intellectual property rights, including, without limitation, all of the registered rights set forth on Exhibit C and all patents, patent
                                      ---------
applications, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, copyrights, copyright applications, computer programs and other computer software, inventions, designs, samples, specifications, schematics, know-how, trade secrets, proprietary processes and formulae, all sources and object code, algorithms, architecture, structure, display screens, layouts, development tools, promotional materials, customer lists, supplier and dealer lists and marketing research, and all documentation and media constituting, describing or relating to the foregoing, including without limitation, manuals, memoranda and records. Exhibit C contains a list
                                                    ---------
and brief description of all Intellectual Property Rights owned by or registered in the name of the Company or of which the Company is the licensor or a licensee of a material right or in which the Company has any material right and, in each case, a brief description of the nature of the right.

          3.14  Insurance.  Except as set forth on Exhibit C, the Company
                ---------                          ---------
maintains valid policies of workers' compensation insurance and of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations of established reputation engaged in the same or similar business and similarly situated. There is no default under any such policy, nor, to the knowledge of the Company, has any event occurred which with notice, lapse of time or both would constitute a material default thereunder.

          3.15  Material Contracts and Obligations.  Except as set forth on
                ----------------------------------
Exhibit C hereto (with true and correct copies delivered to the Purchaser) and
---------
except for the Ancillary Agreements, the Company is not a party or subject to or bound by:

                (a) any contract, lease or agreement creating any obligation of the Company to pay to any third party $10,000 or more with respect to any single such contract or agreement, except for purchase orders entered into in the ordinary course of business;

                (b) any contract or agreement for the sale, license, lease or disposition of products by the Company in excess of $10,000;

                (c) any contract containing covenants directly or explicitly limiting the freedom of the Company to compete in any line of business or with any person or entity;

                (d) any license agreement (as licensor or licensee) other than licenses to off-the-shelf software;

                (e) any contract or agreement or the purchase of any leasehold improvements, equipment or fixed assets for a price in excess of $10,000;

                (f) any indenture, mortgage, promissory note, loan agreement, guaranty or other agreement or commitment for borrowing in excess of $10,000 or any pledge or security arrangement;

                (g) any material joint venture, partnership, manufacturing, development or supply agreement;

                (h) any employment contracts, or agreements with officers, directors, employees or stockholders of the Company or persons or organizations related to or affiliated with any such persons;

                (i) any stock redemption or purchase agreements or other agreements affecting or relating to the capital stock of the Company, including without limitation any agreement relating to anti-dilution rights, registration rights, voting arrangements, operating covenants or similar provisions;

                (j) any pension, profit sharing, retirement or stock option plans;

                (k) any royalty, dividend or similar arrangement based on the sales volume of the Company;

                (l)  any acquisition, merger or similar agreement; or

                (m) any other contract not executed in the ordinary course of business.

     All of such agreements and contracts are valid, binding and in full force and effect, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, and (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing. Neither the Company, nor, to the knowledge of the Company, any other party is in material default under any of such agreements or contracts (nor, to the knowledge of the Company, has any event occurred which with notice, lapse of time or both would constitute a material default thereunder), except to the extent that any such default would not have a material adverse effect on the assets, liabilities, properties, business or proposals of the Company, and the Company has not received notice of any alleged default under any such contract or agreement.

          3.16  Compliance.  The Company has complied with all laws, regulations
                ----------
and orders applicable to its present and proposed business and has all permits and licenses required thereby, except where the failure to so comply or obtain would not have a material adverse effect on the Company's operations and financial condition.

          3.17  Absence of Changes.  Since the Balance Sheet Date, there has
                ------------------
been no material adverse change in the condition, financial or otherwise, net worth or results of operations of the Company, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a materially adverse effect on the business, prospects, properties or condition, financial or otherwise, of the Company.

          3.18  Employees.  All current or former employees of the Company and
                ---------
each of the Company's consultants and independent contractors whose responsibilities require access to confidential or proprietary information of the Company have executed and delivered nondisclosure and assignment of invention agreements with Purchaser, and all of such agreements are in full force and effect with respect to such nondisclosure and assignment of invention provisions. To the knowledge of the Company, none of such employees, consultants or contractors is in violation or breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. None of the employees of the Company is represented by any labor union, and, to the best of the Company's knowledge, there is no labor strike or other labor trouble pending or threatened with respect to the Company (including, without limitation, any organizational drive).

          3.19  ERISA.  The Company does not have or otherwise contribute to or
                -----
participate in any employee benefit plan subject to the Employee Retirement Income Security Act of 1974, other than a medical benefit plan with respect to which the Company has made all required contributions and has complied with all applicable laws, if any.

          3.20  Books and Records.  The minute books of the Company contain
                -----------------
complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

          3.21  Transactions with Affiliates.  Except as set forth on Exhibit C
                ----------------------------                          ---------
or contemplated by the Series A Agreements, there are no loans, licenses, leases, guarantees, contracts, transactions, understandings or other arrangements of any nature between the

Company and any officer, director or five percent (5%) stockholder of the Company or any family member or affiliate of any of the foregoing persons.

          3.22  Disclosure.  The representations and warranties made or
                ----------
contained in this Agreement, the schedules and exhibits hereto and the certificates and statements executed or delivered in connection herewith, do not and shall not contain any untrue statement of a material fact and do not and shall not omit to sate any fact required to be stated therein or necessary in order to make such representations, warranties or other material not misleading in light of the circumstances in which they were made or delivered.

     4.   Representations of the Purchaser.  The Purchaser represents and
          --------------------------------
warrants to the Company as follows:

          4.1   Investment. The Purchaser is acquiring the Note, the Shares into
                ----------
which the Note may be converted, and the shares of Common Stock into which the Shares may be converted, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

          4.2   Authority.  The Purchaser has full power and authority to enter
                ---------
into and to perform its obligations under this Agreement in accordance with their terms. The Purchaser has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

          4.3   Experience.  The Purchaser has carefully reviewed the
                ----------
representations concerning the Company contained in this Agreement, and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Purchaser any and all written information which it has requested and have answered to the Purchaser's satisfaction all inquiries made by the Purchaser; and the Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof.

     5.   Conditions to the Obligation of the Purchaser.  At the Closing, the
          ---------------------------------------------
Company shall deliver or cause to be delivered to the Purchaser the agreements, instruments and documents set forth below. The Purchaser shall not be obligated to proceed with the Closing unless all of the following conditions have been fulfilled at or prior to the Closing:

          5.1   Other Agreements.
                ----------------

                (a) The Amended and Restated Registration Rights Agreement attached hereto as Exhibit D (the "Registration Rights Amendment") shall have
                   ---------
been executed and delivered by the Company.

                (b)  The Security Agreement attached hereto as Exhibit E (the
                                                               ---------
"Security Agreement") shall have been executed and delivered by the Company.

          5.2  Certificates and Documents.  If requested by the Purchaser, the
               --------------------------
Company shall have delivered to the Purchaser:

               (a) The Certificate of Incorporation of the Company, as amended and in effect as of the Closing Date (including the Certificate of Amendment), certified by the Secretary of State of the State of Delaware;

               (b) Certificates, as of the most recent practicable dates, as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of the State of the Commonwealth of Massachusetts;

               (c) By-laws of the Company, certified by its Secretary or Assistant Secretary as of the Closing Date;

               (d) Resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Company as of the Closing Date; and

               (e) Certificate, as of the Closing Date, of an officer of the Company certifying as to the truth and accuracy of the representations and warranties of the Company.

          5.3  Other Matters.  All corporate and other proceedings in connection
               -------------
with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser, and the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

     6.   Condition to the Obligation of the Company.  At the Closing, the
          ------------------------------------------
Purchaser shall deliver or cause to be delivered to the Company the agreements, instruments and documents set forth below. The Company shall not be obligated to proceed with the Closing unless all of the following conditions have been fulfilled at or prior to the Closing:

          6.1  Other Agreements.  The Registration Rights Amendment shall have
               ----------------
been executed and delivered by the Purchaser.

          6.2  Other Matters.  All corporate and other proceedings in connection
               -------------
with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company, and the Company shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     7.   Covenants of the Company.
          ------------------------

          7.1  Financial Statements and Other Information.
               ------------------------------------------

               (a)  The Company shall deliver to the Purchaser:

                    (i) within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles; and

                    (ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth fiscal quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter.

               (b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause (ii) of paragraph (a) shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby, except that such financial statements will have been prepared for the internal use of management and may not be in accordance with generally accepted accounting principles because of the absence of footnotes normally contained therein and are subject to normal year-end audit adjustments which in the aggregate will not be material.

               (c) The annual budgetary information for each upcoming fiscal year will be presented at a Board of Directors' meeting at least 30 days prior to each fiscal year-end of the Company and will be subject to approval by the Board of Directors. Such budgetary information shall include a budget for the upcoming fiscal year and the succeeding one year describing in reasonable detail, at a minimum, assumptions with respect to revenues, key operating expenses and capital expenditures and financings. Any material deviations from the budget for any fiscal year will be subject to prior approval by the Board of Directors.

          7.2  Indemnification and Insurance.  For so long as the Note or any of
               -----------------------------
the Shares remain outstanding, (i) the Certificate of Incorporation or By-Laws of the Company will at all times during which any person elected solely by the holders of Series A Preferred serves as director of the Company provide for indemnification of the directors and limitations on the liability of the directors to the fullest extent permitted under applicable state law, and (ii) the Company will use its best efforts to obtain and maintain on reasonable business terms directors and officers' liability insurance coverage of at least $5,000,000 per occurrence.

          7.3  Material Adverse Changes.  The Company will monitor and promptly
               ------------------------
advise the Purchaser of any event which represents a material adverse change in the condition or business, financial or otherwise, of the Company, and of each suit or proceeding commenced or threatened against the Company which, if adversely determined, in the reasonable judgment of the Company, could have a material adverse effect on the Company or its financial conditions, business or prospects.

          7.4  Negative Covenants.  So long as the Note or any Shares are
               ------------------
outstanding, the Company shall not, without the prior written consent of the holders of not less than a majority of such outstanding Shares (which for this purpose shall include any Shares into which the Note may be converted):

               (a) Declare or pay any dividends or make any distribution of cash, property or securities with respect to shares of its Common Stock, Series A Preferred Stock or Series B Preferred Stock, other than dividends payable solely in Common Stock;

               (b) Enter into any transaction, agreement or arrangement with any 5% stockholder, officer or director of the Company or any persons or entities who are members of the immediate family of, or are controlled by or are otherwise affiliates (as defined in the Securities Act) of, any of the foregoing persons or entitles, except transactions (i) in the ordinary course of business,
(ii) under the terms of an employee stock or option plan approved by the Board of Directors, or (iii) pursuant to the inter-company clearing account that has been established between the Company and the Purchaser (provided, however, that if any amounts owed by the Company to the Purchaser pursuant to such account are not paid in full by the Company within 30 days after the end of the calendar month in which such funds were first advanced to the Company, no additional advances shall be accepted by the Company other than pursuant to this Section
7.4 without the exception provided in this clause (b));

               (c) Grant any options, warrants or other similar rights to purchase capital stock of the Company (other than options to purchase up to 1,500,000 shares of Common Stock that may be granted to employees, officers or directors of, or consultants or advisors to, the Company pursuant to any stock or option plan approved by the Board of Directors).

               (d) Increase the number of members of the Board of Directors above seven (7);

               (e) Redeem, purchase or otherwise acquire for consideration any shares of capital stock of the Company (other than any shares redeemed upon termination of an employee's employment pursuant to a stock restriction or similar agreement approved by the Board of Directors or its designee or redeemed pursuant to the provisions of the Certificate of Amendment);

               (f)  (i) Merge with or into or consolidate with any Competitor,
(ii) sell, lease, or otherwise dispose of all or substantially all of its properties or assets to any Competitor, or (iii) sell or issue any of its securities representing greater than 5% of the capital stock of the Company on a fully diluted basis on the date of such sale or issuance to any Competitor. For purposes of this paragraph (f), "Competitor" means any of the following companies: CompuServe, Prodigy, The Walt Disney Company, Yahoo, Excite, Infoseek, Citysearch, Cityscape, Big Book, Netscape, Microsoft, AT&T, Sprint, MCI, Ameritech, Bell Atlantic, NYNEX, BellSouth, Pacific Telesis, SBC Communications, US West, GTE, New York Times, Tribune, Washington Post Company, News Center Network; Time Warner, Times Mirror, TCI or Knight-Rider; or

               (g) Issue any shares of its capital stock which are senior to the Series A Preferred with respect to dividends, liquidation, redemptions, voting, or otherwise.

          7.5  Reservation of Stock.  The Company shall reserve and maintain a
               --------------------
sufficient number of shares of (i) Common Stock to satisfy the conversion rights of holders of Series C Preferred and (ii) Series C Preferred to satisfy the rights to purchase shares of Series C Preferred pursuant to the Note.

          7.6  Nondisclosure and Assignment Agreements.  The Company shall use
               ---------------------------------------
its reasonable best efforts as soon as practicable following the Closing to obtain from each of its employees and consultants and independent contractors whose responsibilities require access to confidential or proprietary information of the Company, nondisclosure and assignment of invention agreements substantially in the form of Exhibit C.
                             ---------

          7.7  Termination of Covenants.  The covenants of the Company contained
               ------------------------
in Sections 7.1 and 7.3 shall terminate, and be of no further force or effect, upon the date the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended.

     8.   Transfer of Shares.
          ------------------

          8.1  Restricted Shares.  "Restricted Shares" means (i) the Note, (ii)
               -----------------
the Shares, (iii) the shares of Common Stock issued or issuable upon conversion of the Shares, and (iv) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however,
                                                          --------  -------
that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (i) upon any sale pursuant to (a) the Registration Rights Amendment, (b) an effective registration statement filed with the Securities and Exchange Commission under the Securities Act registering such Restricted Shares,
(c) Section 4(1) of the Securities Act or (d) Rule 144 under the Securities Act or (ii) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.

          8.2  Requirements for Transfer.  Restricted Shares shall not be sold
               -------------------------
or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

          8.3  Legend.  Each certificate representing Restricted Shares shall
               ------
bear a legend substantially in the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until the shares are registered under the Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the registration is not required."

The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they cease to be Restricted Shares as provided in Section 8.1.

          8.4  Rule 144A Information.  The Company shall, at all times during
               ---------------------
which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of the Purchaser, provide in writing to the Purchaser and to any prospective transferee of any Restricted Shares of the Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). The Company's obligations under this
Section 8.4 shall at all times be contingent upon receipt from the prospective transferee of Restricted Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Shares.

     9.   Miscellaneous.
          -------------

          9.1  Successors and Assigns.  This Agreement, and the rights and
               ----------------------
obligations of the Purchaser hereunder, may not be assigned by the Purchaser to any person or entity, provided, however, that the rights and obligations of the Purchaser under Section 7 and 8 above may be assigned to any person to whom any Note or Shares are transferred in compliance with the provisions of this Agreement and the other agreements provided for herein.

          9.2  Survival of Representations and Warranties.  All agreements,
               ------------------------------------------
representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

          9.3  Notices.  All notices, requests, consents, and other
               -------
communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier using a nationally recognized courier service or first class certified or registered mail, return receipt requested, postage prepaid:

               If to the Company, at 115 Flanders Road, Westboro, Massachusetts 01581, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchaser, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Mark G. Borden, Esq.

               If to the Purchaser, at 120 Flanders Road, Westboro, Massachusetts 01581, Attention: President, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: Mark G. Borden, Esq.

               Notices provided in accordance with this Section 9.4 shall be deemed delivered upon personal delivery, one business day after being sent by overnight courier or two business days after deposit in the mail.

          9.4  Brokers.  The Company and the Purchaser (i) represents and
               -------
warrants to the other party hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions, or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

          9.5   Entire Agreement.  This Agreement and the Ancillary Agreements
                ----------------
embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          9.6   Amendments and Waivers.  Except as otherwise expressly set forth
                ----------------------
in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the Shares into which the Note is converted or convertible. Any amendment or waiver effected in accordance with this Section
9.6 shall be binding upon each holder of any Note, any Shares (including shares of Common Stock into which such Shares have been converted), each future holder of all such securities and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          9.7   Counterparts.  This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          9.8   Section Headings.  The section headings are for the convenience
                ----------------
of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

          9.9   Severability.  The invalidity or unenforceability of any
                ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          9.10  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the laws of the State of Delaware.

          9.11  Costs.  The prevailing party in any dispute arising out of or
                -----
relating to this Agreement shall be entitled to reasonable attorneys' fees and costs incurred in defending or pursuing such dispute.

          9.12  Expenses.  The Company shall pay all costs and expenses of the
                --------
Company and the Purchaser in connection with the transactions contemplated hereby.

          9.13  Acknowledgement and Waiver.  The parties hereto acknowledge and
                --------------------------
agree that, except as contemplated by Section 1.2, the Purchaser is under no obligation whatsoever to advance any amounts of the Company. The Company hereby waives any and all claims it may have, including without limitation claims under any agreement or instrument and under any applicable law, rule or regulation, based upon any determination by the Purchaser not to advance any amounts to the Company.

          9.14  Facsimile Signature.  This Agreement may be executed by
                -------------------
facsimile signatures.

                                   COMPANY:

                                   SWITCHBOARD INCORPORATED


                                   By: /s/ Douglas McIntyre
                                      ---------------------------------
                                       Name:  Douglas McIntyre
                                       Title: President


                                   PURCHASER:

                                   BANYAN SYSTEMS INCORPORATED


                                   By: /s/ William P. Ferry
                                      ---------------------------------
                                       Name:  William P. Ferry
                                       Title: Chief Executive Officer

                                 AMENDMENT TO
                  CONVERTIBLE SECURED NOTE PURCHASE AGREEMENT
                  -------------------------------------------

     This Amendment dated as of February 20,1998, is entered into by and between Banyan Systems Incorporated, a Massachusetts corporation (the "Purchaser"), and Switchboard Incorporated, a Delaware corporation (the "Company"), and amends the Convertible Secured Note Purchase Agreement dated as of August 29, 1997 by and between the Purchaser and the Company (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

     The Agreement is hereby amended as follows:

     1. The maximum aggregate principal amount of the Note is increased from $3,000,000.00 to $7,000,000.00. All references in the Agreement to such $3,000,000.00 amount are revised to $7,000,000.00.

     2. The Note for the maximum aggregate principal amount of $3,000,000.00 previously issued and sold by the Company to the Purchaser pursuant to the Agreement shall be cancelled, and the Company shall issue and sell to the Purchaser a new note (the "Replacement Note") in the aggregate principal amount of $7,000,000.00. The terms of the Replacement Note shall in all other respects be identical to the terms of the Note (including an identical effective date). The loans made through the date hereof that are referenced on Schedule I of the Note shall be referenced on Schedule I of the Replacement Note. All references in the Agreement to the "Note" shall be deemed to be references to the Replacement Note.

     3. As soon as practicable following the date hereof, the Company will file with the Secretary of State of the State of Delaware a Certificate of Amendment to Certificate of Incorporation substantially in the form attached hereto as Attachment A (the "New Certificate of Amendment"). All references in
          ------------
the Agreement to the "Certificate of Amendment" shall be deemed to be references to the New Certificate of Amendment.

     4. The Company hereby represents and warrants to the Purchaser that, except as set forth in Attachment B hereto, the representations and warranties
                       ------------
of the Company set forth in Section 3 of the Agreement are true and correct in all respects on the date hereof as if made on the date hereof. The first sentence of Section 3.9 of the Agreement is amended to refer to the balance sheet as of December 31, 1997 and the statements of operations and cash flows for the twelve months then ended.

     5. The Purchaser hereby represents and warrants to the Purchaser that the representations and warranties of the Purchaser set forth in Section 4 of the Agreement are true and correct in all respects on the date hereof as if made on the date hereof.

     6. As a condition to the effectiveness hereof, the Company shall deliver to the Purchaser (a) the Amended and Restated Registration Rights Agreement attached hereto as Exhibit C executed by each of the parties thereto (other than
                   ---------
the Purchaser). and (b) the Amendment to Security Agreement attached hereto as Attachment D executed by the Company.
------------

Any reference in the Agreement to the "Ancillary Agreements" shall be deemed to refer to the agreements referenced in this Paragraph 6.

     7. Except as set forth above, all provisions of the Agreement shall remain in full force and effect. Any rights either party hereto may have as a result of a breach of, or misrepresentation contained in, the Agreement prior to this Amendment shall remain in full force and effect and shall not be deemed to be waived as a result of the execution and delivery of this Amendment.

     EXECUTED as of the date first set forth above.


                                   COMPANY:

                                   SWITCHBOARD INCORPORATED


                                   By: /s/ Douglas McIntyre
                                      ---------------------------------
                                       Name:  Douglas McIntyre
                                            ---------------------------
                                       Title: President
                                             --------------------------


                                   PURCHASER:

                                   BANYAN SYSTEMS INCORPORATED


                                   By: /s/ William P. Ferry
                                      ---------------------------------
                                       Name:  William P. Ferry
                                            ---------------------------
                                       Title: Chief Executive Officer
                                             --------------------------

                                 AMENDMENT TO
                  CONVERTIBLE SECURED NOTE PURCHASE AGREEMENT
                  -------------------------------------------

     This Amendment dated as of May 3, 1999, is entered into by and between Banyan Systems Incorporated, a Massachusetts corporation (the "Purchaser"), and Switchboard Incorporated, a Delaware corporation (the "Company"), and amends the Convertible Secured Note Purchase Agreement dated as of August 29, 1997 by and between the Purchaser and the Company, as amended as of February 20, 1998 (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

     The Agreement is hereby amended as follows:

     1. The Note for the maximum aggregate principal amount of $7,000,000 previously issued and sold by the Company to the Purchaser pursuant to the Agreement shall be cancelled, and the Company shall issue and sell to the Purchaser (i) a new note in the aggregate principal amount of $10,000,000, which is convertible into Series C Convertible Preferred Stock of the Company at an initial conversion price of $4.00 per share (the "Series C Replacement Note"), and (ii) a new note in the aggregate principal amount of $5,000,000, which is convertible into Series D Convertible Preferred Stock of the Company at an initial conversion price of $7.50 per share (the "Series D Note"). The terms of the Series C Replacement Note shall in all other respects be identical to the terms of the Note (including an identical effective date). The Series D Note shall be in the form attached hereto as Attachment A. The loans made through
                                        ------------
the date hereof that are referenced on Schedule I of the Note shall be referenced on Schedule I of the Series C Replacement Note. All future loans up to and including the aggregate principal amount of $10,000,000 shall be made under the Series C Replacement Note. Any loans beyond such $10,000,000 amount shall be made under the Series D Note. All references in the Agreement to the "Note" shall be deemed to be references to the Series C Replacement Note and the Series D Note. All references in the Agreement to "$7,000,000" shall be to "$10,000,000" with respect to the Series C Replacement Note and to "$5,000,000" with respect to the Series D Note.

     2. As soon as practicable following the date hereof, the Company will file with the Secretary of State of the State of Delaware a Certificate of Amendment to Certificate of Incorporation substantially in the form attached hereto as Attachment B (the "New Certificate of Amendment"). All references in
          ------------
the Agreement to the "Certificate of Amendment" shall be deemed to be references to the New Certificate of Amendment.

     3. As a condition to the effectiveness hereof, the Company shall deliver to the Purchaser the Amendment to Security Agreement attached hereto as Attachment C executed by the Company. Any reference in the Agreement to the
------------
"Ancillary Agreements" shall be deemed to refer to the agreements referenced in this Paragraph 3.

     4. Except as set forth above, all provisions of the Agreement shall remain in full force and effect. Any rights either party hereto may have as a result of a breach of, or misrepresentation contained in, the Agreement prior to this Amendment shall remain in full force and effect and shall not be deemed to be waived as a result of the execution and delivery of this Amendment.

     EXECUTED as of the date first set forth above.


                                   COMPANY:

                                   SWITCHBOARD INCORPORATED


                                   By: /s/ Dean Polnerow
                                      ---------------------------------
                                       Name:  Dean Polnerow
                                            ---------------------------
                                       Title: President
                                             --------------------------


                                   PURCHASER:

                                   BANYAN SYSTEMS INCORPORATED


                                   By: /s/ Richard M. Spaulding
                                      ---------------------------------
                                       Name:  Richard M. Spaulding
                                            ---------------------------
                                       Title: Vice President and CFO
                                             --------------------------

                                      -2-